Financial instruments	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Financial instruments [Text Block]
22.	Financial instruments

The Company’s financial instruments at December 31, 2017 consist of cash and cash equivalents, trade and other receivables, an equity investment in Fortune Bay, trade and other payables, and debt.

At December 31, 2017, the carrying amounts of cash and cash equivalents, trade and other receivables, trade and other payables, and the RCF are considered to be a reasonable approximation of their fair values due to their short-term nature. The fair value of the finance lease liabilities approximate their carrying value as the interest rate implicit in the leases approximate current market rates.

Derivative instruments - Embedded derivatives

Financial instruments and non-financial contracts may contain embedded derivatives, which are required to be accounted for separately at fair value as derivatives when the risks and characteristics of the embedded derivatives are not closely related to those of their host contract and the host contract is not carried at fair value. The Company regularly assesses its financial instruments and non-financial contracts to ensure that any embedded derivatives are accounted for in accordance with its policy. There were no material embedded derivatives requiring separate accounting at December 31, 2017 or December 31, 2016 other than those discussed below.

The 5.75% convertible debentures issued by the Company on February 9, 2015 (Note 10 (c)) are considered to contain multiple embedded derivatives. These debentures and all related derivatives were accounted for as one instrument which was initially recognized at fair value and will subsequently be measured at fair value for each period during the term of the debentures. During the year ended December 31, 2017 a mark to market gain of $4.9 million (2016 – $9.0 million) was recognized in relation to the debentures.

The common share purchase warrants issued by the Company on June 24, 2016 (Note 17 a)) are considered derivative liabilities and were initially recognized at fair value and are subsequently measured at fair value during the term of the warrants. During the year ended December 31, 2017, a mark-to-market gain of $1.0 million (2016 - $3.6 million) was recognized in relation to the common share purchase warrants.

Fair value measurements of financial assets and liabilities recognized on the Consolidated Statements of Financial Position

The categories of the fair value hierarchy that reflect the significance of inputs used in making fair value measurements are as follows:

Level 1 – quoted prices in active markets for identical assets or liabilities;
Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and
Level 3 – inputs for the asset or liability that are not based on observable market data.

The levels in the fair value hierarchy that the Company’s financial assets and liabilities that are measured and recognized at fair value on a recurring basis are as follows:

	December 31	December 31
Level 1	2017	2016
Investment in Fortune Bay (1)	$910	$1,160
5.75% convertible debentures (2,3)	47,625	52,500
Warrant liability (2)	44	1,066

1.	Fortune Bay is a publicly-listed company and the fair value is based on the trading price of its shares as at the date of the statement of financial position.
2.

The fair value of the 5.75% convertible debentures and the warrant liability are calculated using the respective market prices on the TSX Exchange as at the date of the statement of financial position.

3.

On March 13, 2018, the holders of the 5.75% convertible debentures voted to approve an amendment to the maturity date of the debentures to the day following the closing date of the Arrangement with full principal of $75 million paid on this date.

At December 31, 2017, there were no financial assets or liabilities measured and recognized on the consolidated statements of financial position at fair value that would be categorized as Level 3 in the fair value hierarchy (December 31, 2016 – $nil).

The following describes the types of financial instrument risks to which the Company is exposed and its objectives and policies for managing those risk exposures:

a) Credit risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. Credit risk is primarily associated with trade and other receivables; however, it also arises on cash and cash equivalents and restricted cash. To mitigate exposure to credit risk on financial assets, the Company ensures non-related counterparties demonstrate minimum acceptable credit worthiness and ensures liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk with non-related parties. The Company invests its cash and cash equivalents in highly rated financial institutions and sells its products exclusively to organizations with strong credit ratings. The credit risk associated with trade receivables at December 31, 2017 is considered to be negligible. The Company expects the outstanding VAT receivable from the Mexican tax authorities to be refunded or be offset against future tax payments. Approximately $15.2 million was refunded since July 2017.

The Company’s maximum exposure to credit risk at December 31, 2017, and 2016 is as follows:

	2017	2016
Cash and restricted cash	$20,966	$24,452
Trade and other receivables	1,241	1,962
Current and non-current taxes receivable	40,789	41,838
	$62,996	$68,252

b) Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s objectives and key guidelines for capital management, including management of long-term debt, are described in note 21. Further considerations in our liquidity risk are described in note 15 (c).

If the Arrangement Agreement to sell the Company to First Majestic is terminated for any reason, there would be significant uncertainy as to whether the Company could discharge its commitments as they come due from cash from operations and collection of receivables without an extension of the RCF maturity date or other form of re-financing.

The table below shows the Company’s liquidity risk profile at December 31, 2017:

	Within 1	2-5	Total
(in thousands of U.S. dollars)	year	years

Cash and cash equivalents	$20,966	$-	$20,966
Trade and other payables	(19,593)	-	(19,593)
Revolving credit facility balance and interest	(30,657)	-	(30,657)
Finance lease liabilities	(109)	-	(109)
5.75% Convertible debentures and interest	(4,313)	(80,010)	(84,323)
Total	($33,706)	($80,010)	($113,716)

Refer to note 2 b) for the Company’s plans to address liquidity risk associated with the current working capital deficiency. The Company has entered into commercial leases on certain types of equipment and office space which have been classified as operating leases. These leases have terms of between 1 and 6 years. There are no restrictions placed on the Company as a result of entering into these leases. Some of the leases contain renewal or purchase options at the end of the lease. The total operating lease expense from continuing operations during the year ended December 31, 2017 was $0.9 million (2016 - $0.8 million and 2015 - $1.2 million).

c) Market risk

(i) Currency risk

Currency risk is the risk that the fair values or future cash flows of the Company’s financial instruments will fluctuate because of changes in foreign currency exchange rates. Exchange rate fluctuations may affect the costs incurred in the Company’s operations. Gold is sold in US dollars and costs are incurred principally in US dollars, Canadian dollars and Mexican pesos. The appreciation of the Mexican peso or the Canadian dollar against the U.S. dollar can increase the costs of gold production and capital expenditures in US dollar terms. The Company also holds cash that is denominated in Canadian dollars and Mexican pesos which are subject to currency risk. The Company’s head office general and administrative expenses are mainly denominated in Canadian dollars and are translated to US dollars at the average rate during the period, and as such if the US dollar appreciates as compared to the Canadian dollar, the costs of the Company would decrease in US dollar terms. The Company is further exposed to currency risk through non-monetary assets and liabilities of its Mexican entities whose taxable profit or loss is denominated in a non-US dollar currency. Changes in exchange rates give rise to temporary differences resulting in a deferred tax liability or asset with the resulting deferred tax charged or credited to income tax expense.

During the year ended December 31, 2017, the Company recognized a loss of $4.5 million on foreign exchange (2016 – loss of $1.0 million and 2015 – gain of $0.1 million). Based on the above net exposures at December 31, 2017, a 10% depreciation or appreciation of the Mexican peso against the U.S. dollar would result in a $1.6 million increase or decrease in the Company’s before-tax net loss from continuing operations (2016 - $1.4 million and 2015 - $0.03 million); and a 10% depreciation or appreciation of the Canadian dollar against the U.S. dollar would result in a $0.2 million increase or decrease in the Company’s before-tax net loss from continuing operations (2016 - $2.7 million and 2015 - $1.6 million).

The Company does not currently use derivative instruments to reduce its exposure to currency risk, however, management monitors its differing currency needs and tries to reduce its exposure to currency risks through exchanging currencies at what are considered to be optimal times.

(ii) Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the financial instruments will fluctuate because of changes in market interest rates. The exposure to interest rates is monitored. The Company’s exposure to interest rate risk is limited to the revolving credit facility which is subject to a floating interest rate. An increase or decrease of 100 basis points in the interest rate would result in a decrease or increase in profit before tax of $0.3 million (assuming $30.2 million drawn on the line of credit).

(iii) Price risk

Price risk is the risk that the fair value or future cash flows of the Company’s financial instruments will fluctuate because of changes in commodity prices. Profitability depends on sales prices for gold and silver. Metal prices are affected by numerous factors such as the sale or purchase of gold and silver by various central banks and financial institutions, interest rates, exchange rates, inflation or deflation, fluctuations in the value of the U.S. dollar and foreign currencies, global and regional supply and demand, and the political and economic conditions of major producing countries throughout the world.

The table below summarizes the impact on profit before tax for a 10% change in the average commodity price achieved by the Company during the year. The analysis is based on the assumption that the gold and silver prices move 10% with all other variables held constant.

	2017	2016	2015
Gold price
10% increase	$14,081	$14,084	$18,091
10% decrease	(14,081)	(14,084)	(18,091)
Silver price
10% increase	$-	$222	$938
10% decrease	-	(222)	(938)